EXHIBIT 10.22

                     RATIFICATION AND FORBEARANCE AGREEMENT
                     --------------------------------------


     RATIFICATION AND FORBEARANCE AGREEME ("Agreement") dated as of August 9, 2001, among HSBC BANK USA (formerly known as Marine Midland Bank), a bank organized under the laws of the State of New York, having an office at 8 East 40th Street, 3rd floor, New York, NY 10016 ("HSBC"), ACCIDENT PREVENTION PLUS, LLC, a New York limited liability company, having an address at 325 Wireless Boulevard, Hauppauge, NY 11788 ("APP"), Steven Wahrman, an individual residing at 301 East 62nd Street, New York, NY 10021 ("Wahrman"), and Richard Goodhart, an individual residing at 277 Atlantic Pl;ace, Hauppauge, NY 11788 ("Goodhart" and together with Wahrman and APP, collectively, "Debtors").


                              W I T N E S S E T H:
                              --------------------

     A. HSBC provided certain financing facilities to APP pursuant to an Authorization and Loan Agreement last dated September 17, 1996 (as amended, "Loan Agreement") among HSBC, APP and the U.S. Small Business Administration ("SBA"), and a U.S. Small Business Administration Note dated September 17, 1996 in the original principal amount of $500,000 made by APP to HSBC ("Note"), which financing facilities are secured by, among other things, a General Security Agreement dated September 17, 1996 made by APP in favor of HSBC ("Security Agreement" and together with the Loan Agreement, the Note and all other documents, instruments and agreements executed in connection with the foregoing, as all of the foregoing have been amended, modified, replaced or restated, collectively, "Financing Documents").

     B. In consideration of and as inducement for HSBC extending the above-referenced financing facilities to APP, on September 17, 1996, Steven Wahrman and Richard Goodhart (together, "Guarantors") each executed an Unlimited Continuing Guaranty (collectively, "Guaranties"), by which Guarantors unconditionally, jointly and severally guaranteed the full repayment of APP's indebtedness to HSBC.

     C. APP failed to comply with and is in default under the terms of the Financing Documents by reason of, inter alia (i) APP's failure to make payments of principal and interest due under the Financing Documents, and (ii) the transfer of ownership and control of APP from Guarantors to Accident Prevention Plus, Inc., a Nevada corporation. The Guarantors failed to comply with the terms of the Guaranties by failing to pay APP's indebtedness to HSBC when due.

     D. On or about September 21, 2000, HSBC commenced an action in the Supreme Court of New York in New York County with respect to Debtors' indebtedness to HSBC ("Action").

     E. On or about November 3, 2000, HSBC and the Debtors entered into a Settlement Agreement ("Settlement Agreement") pursuant to which HSBC agreed to dismiss the Action without prejudice and without costs to any party in consideration of, inter alia, Debtors' promise to make certain payments to HSBC under the Settlement Agreement and Debtors' execution and delivery to HSBC of Affidavits for Judgment by Confession (collectively, "Confessions of Judgment") to secure Debtors' obligations under the Settlement Agreement.

     F. Debtors are in default of their payment obligations to HSBC under the Settlement Agreement and have requested that HSBC forbear from exercising its remedies under the Settlement Agreement under October 23, 2001 (Forbearance Termination Date"; the period from the date of this Agreement to and including the Forbearance Termination Date is sometimes referred to herein as the "Forbearance Period").

     NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Acknowledgment of Default: Confirmation of Existing Debt. Each Debtor acknowledges and agrees that (a) subject to the terms of the Settlement Agreement, APP is in default as a result of, inter alia its failure to make payment of the outstanding principal balance of and accrued interest, late charges and expenses under the Note when due and Guarantors are in default as a result of, inter alia their failure to make payment of their obligation s under the Guaranties; (b) Debtors are in default under the Settlement Agreement as a result of inter alia, their failure to make payment of Monthly Interest Payments and Monthly Principal Payments when due and payable; (c) Debtors are indebted to HSBC pursuant to the Loan Documents for: the principal sum of $103,919.49 ("Outstanding Principal"), accrued and unpaid interest in the amount of $4,400.62, ("Accrued Interest"), unpaid late charges in the amount of $1,751.90 ("Unpaid Late Charges"), and costs and expenses, including, without limitation, attorneys' fees and expenses incurred by HSBC in enforcing the Loan Documents ("Expenses" and together with the Outstanding Principal, Accrued Interest and Unpaid Late Charges, collectively, "Indebtedness"); (c) the Indebtedness is due and payable in full without further demand or notice to any Debtor; and (d) Debtors are fully liable an obligated to HSBC for the full and indefeasible repayment of all of the Indebtedness.

     2. Agreement to Forbear. (a) Subject to the next sentence, HSBC agrees that it will not exercise its remedies under the Settlement Agreement, including, without limitation, the filing of the Confessions of Judgment, prior to the Forbearance Termination Date. HSBC shall have no obligation to forbear from exercising such remedies if (i) there occurs or shall have occurred (A) additional defaults or Events of Default under any of the Loan Documents or under the Settlement Agreement, (B) a default in Debtors respective obligations to pay any amounts to HSBC due hereunder, including, without limitation, the First Installment, the Second Installment or the Release Payment (as such terms are hereinafter defined), when due and payable, (C) any other default under this Agreement, or (D) an adverse change affecting HSBC's collateral position or the financial condition or operations of any Debtor (including, without limitation, the filing by any Debtor of a petition in bankruptcy or the institution by or against any Debtor of any other legal proceeding seeking relief from such Debtor's respective debts), or (ii) any Debtor shall commence an action or proceeding of any kind against HSBC.

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


          (b) Nothing contained herein shall be deemed to constitute an agreement by HSBC that HSBC will, or is under any obligation to, forbear on or after the Forbearance Termination Date from exercising its rights and remedies under the Settlement Agreement, at law, in equity or otherwise. All rights and remedies of HSBC under the Settlement Agreement, the Loan Documents, at law, in equity or otherwise, are hereby specifically reserved and may be exercised at any time except to the extent otherwise expressly provided herein.

          (c) Borrower hereby ratifies and reaffirms its obligations to HSBC under the Settlement Agreement and each of the Financing Documents, and represents and warrants to HSBC that Borrower has no right to set-off, nor any defense, protest, objection, claim or counterclaim with respect to the Indebtedness or against the enforcement of HSBC's rights and remedies under Settlement Agreement, any of the Loan Documents, at law, in equity or otherwise. Without limitation of the foregoing, Borrower acknowledges and agrees that the Confession of Judgment and the Designation of Agent for Services each executed by Borrower in connection with the Settlement Agreement remain in full force and effect. Borrower confirms, restates and reiterates each of the acknowledgments, representations and warranties made by Borrower in the Settlement Agreement as of the date hereof.

          (d) Each Guarantor hereby ratifies and reaffirms its obligations under the Settlement Agreement, the Guaranties and other Financing Documents, and represents and warrants to HSBC that each Guarantor has not right to set-off, nor any defense, protest, objection, claim or counterclaim with respect to the Indebtedness or against the enforcement of HSBC's rights and remedies under Settlement Agreement, any of the Loan Documents, at law, in equity or otherwise. Without limitation of the foregoing, each Guarantor acknowledges and agrees that the Confession of Judgment and the Designation of Agent for Service executed by such Guarantor confirms, restates and reiterates each of the acknowledgments, representations and warranties made by such Guarantor in the Settlement Agreement as of the date hereof.

     3. No Impairment of Rights. HSBC's agreements contained herein are limited to the express terms of this Agreement, and except as expressly set forth herein shall not impair any right or remedy of HSBC, or Debtors' respective obligations to HSBC under the Settlement Agreement or any of the Loan Documents, or HSBC's right to enforce full and strict performance of all terms of the Settlement Agreement or any Loan Documents, or HSBC's right to enforce full and strict performance of all of the terms of the Settlement Agreement and the Loan Documents. Except as specifically set forth herein, the Settlement Agreement shall remain in full force and effect and is in no respect modified or amended by this Agreement.

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


     4. Covenants of Debtors. Debtors covenant and agree:

          (a) to pay HSBC, at its offices at 8 East 40th Street, 3rd floor, New York, New York 10016, Attn: Joseph A. Barberio ("Payment Address"), on or before the date of execution of this Agreement, the sum of $1,000.00 in reimbursement of a portion of legal fees and expenses incurred by HSBC ("Initial Payment"), which Initial Payment shall be payable by unendorsed cerified or bank check, payable to HSBC, drawn on a bank which is a member of the New York Clearing House Association ("Check"), or by federal reserve wire transfer of immediately available funds ("Wire Transfer") or by company check, subject to collection, and otherwise in accordance with the Loan Documents, the receipt of the Initial Payment being condition precedent of the effectiveness of this
               Agreement:

          (b) to pay to HSBC, at the Payment Address by Check or Wire Transfer, on or before August 23, 2001, the sum of $31,152.52 (representing past due Monthly Principal Payments, Monthly Interest Payments and late charges thereon) ("First Installment"), to be applied by HSBC to unpaid late charges, accrued and unpaid interest and the outstanding principal balance of Indeptedness, in such order as HSBC may elect;

          (c) to pay HSBC, at the Payment Address by Check or Wire Transfer, on or before September 24, 2001, an amount equal to one-half of the outstanding principal balance of Indeptedness, together with all accrued and unpaid interest and late charges on the Indeptedness (" Second Installment");

          (d) to pay HSBC, at the Payment Address by Check or Wire Transfer, on or before the Forbearance Termination Date, an amount equal to the outstanding principal balance of Indebtedness, together with all accrued and unpaid interest, late charges, and all cost and expenses incurred by HSBC in connection with the Indebtedness (including, without limitation, HSBC's reasonable attorney's fees and expenses) ("Release Payment");

          (e) simultaneously with the delivery of the Release Payment on or before the Forbearance Termination Date, to deliver releases of HSBC by each Debtor, in form an substance satisfactory to HSBC ("Final Releases"). In consideration thereof, HSBC shall deliver releases of the Debtors with respect to the Indebtedness.

     5. Confessions of Judgment. The Confessions of Judgment shall continue to be held by HSBC. Upon the occurrence of a default under this Agreement, including, without limitation, the failure of Debtors to pay HSBC, the First Installment, the Second Installment or the Release payment when due and payable, or upon the occurrence of default or an Event of Default under the settlement Agreement or any loan document, HSBC may file any or all of the confessions of judgment in accordance with the settlement agreement.

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


     6. Conditions to effectiveness of agreement. The agreement made by HSBC herein are subject to the condition that if any court of tribunal, including, without limitation, a bankruptcy court, shall determine any payment received by HSBC under this agreement or documents executed in connection herewith("Forbearance Documents") should be invalidated, rescinded, voided or rendered void or voidable as preferential transfer, impermissible set-off, or fraudulent conveyance, or must otherwise be returned or disgorged by HSBC for any reason, including, without limitation, the insolvency, bankruptcy or reorganization of any party hereto, then (i) HSBC agreement herein contained shall be null and void, (ii) the settlement Agreement shall be in full force and effect, notwithstanding the terms of this agreement, and(iii) debtors shall be immediately liable to HSBC under the loan document for any disgorged or returned payment and all amounts that remain unpaid to HSBC by debtors hereunder or under the loan documents.

     7. WAIVER AND RELEASE. AS A MATERIAL INDUCEMENT FOR, AND IN CONSIDERATION OF, HSBC'S AGREEMENT HEREIN, DEBTORS ON BEHALF OF THEMSELVES AND ALL THOSE PERSONS OR ENTITIES CLAIMING BY, THROUGH OR ON BEHALF OF ANY OF THEM, INCLUDING WITHOUT LIMITIATION, THEIR RESPECTIVE HEIRS, EXECUTORS, ADMINSTRATORS, TRUSTEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, "RELEASORS") HEREBY UNCONDITIONALLY WAIVE, RELEASE, REMISE AND FOREVER DISCHARGE HSBC, ITS PAST AND PRESENT SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILITATES, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND THE HEIRS, EXECUTORS, TRUSTEES, ADMINISTRATORS, PREDECESSORS, SUCCESSORS, AND ASSIGNS OF ANY SUCH PERSONS AND ENTITIES (COLLECTIVELY, "RELEASES") OF AND FROM ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTIONS, SUITS, CLAIMS, CROSSCLAIMS, COUNTERCLAIMS, LIABILITIES, OBLIGATIONS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, BILLS, RECKONINGS, BONDS, SPECIALITIES, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VARIANCES, TRESPASSES, DAMAGES, JUDGMENTS, EXTENTS, EXECUTIONS, DEFENSES, AND DEMANDS WHATSOEVER, INCLUDING CLAIMS FOR CONTRIBUTION AND OR INDEMNITY, WHETHER NOW KNOWN OR UNKNOWN, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, AT LAW, ADMIRALTY OR IN EQUITY, IF ANY, DEBTOR OR ANY OTHER RELEASOR EVER HAD, NOW HAS, OR HEREAFTER CAN, SHALL OR MAY CLAIM AGAINST HSBC OR ANY OF THE OTHER RELEASEES, FOR OR BY REASON OF ANY CAUSE, MATTER OR THING OF WHATSOEVER, FROM THE BEGINNING OF HE WORLD TO THE DAY OF THE DATE OF THIS AGREEMENT. DEBTORS CONFIRM THAT THE FOREGOING WAIVER AND RELEASE IS AN INFORMED WAIVER AND RELEASE AND IS FREELY GIVEN. THE FOREGOING RELEASE SHALL SURVIVE THE EXPIRATION OR EARLIER TEMINATION OFTHIS AGREEMENT.

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


     8. Representations and Warranties: Debters represent and warrant that:

          (a) all matters set forth in this Agreement, including without limitation, the recitals set forth above, are true and correct:

          (c) Borrower has the necessary power, has taken all necessary action and obtained all necessary approvals, consents, and authorizations to make this Agreement the valid and enforceable obligation it purports to be, and that this Agreement constitutes the legal, valid and binding obligation of Debtors, enforceable against each Debter in accordance with its terms.

     9. Remedies. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder or under any related document shall operate as a waiver thereof by such party, nor shall any single or partial exercise of any right hereunder or under any other related document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of each party provided herein, in the Settlement Agreement, the Loan. Documents and Forbearance Documents: (i) are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, and (ii) are not conditional or contingent on any attempt by such party to exercise any of its rights under any other related document against the other party or any other entity.

     10. Applicable Law. This Agreement and the transactions evidenced herebyn shall be governed by and construed under the internal laws of New York State, without regard to principles of conflicts of law.

     11. Miscellaneous: Debtors hereby acknowledge that they have not relied upon any representations or warranties made by HSBC, its agents or attorneys in signing this Agreement other than those expressly set forth herein, if any. In particular, Debtors acknowledgge that HSBC has made no commitment of any kind to any Debtor. Time is of the essence to all of the Debtors' obligations under this Agreement.

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


     12. Entire Agreement. This Agreement contains the final, complete and exclusive agreement among the parties hereto and supersedes all other agreements, correspondence, letters, or understandings with respect to the terms of the Agreement. This Agreement may be modified only by a written agreement signed by each of the parties hereto.

     13. Severability. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction or invalid or unenforceable as to any person or entity shall, as to such jurisdiction, person or entity be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction or as to any other person or entity.

     14. Any notice, request, demand or communication permitted or required to be given by the terms and provisions of this Agreement, or by law or regulation, shall be in writing and given in accordance with the notice provisions of the Settlement Agreement, except that the notice address for HSBC shall be as follows:

                  HSBC Bank USA
                  8 East 40th Street, 3rd floor
                  New York, NY 10016
                  Fax No.: (212) 525-1333
                  Attention: Joseph A. Barberio
                             Vice President


     15. Joint and Several Liability. The obligations of the Borrower and each Guarantor are joint and several.

     16. Counterparts. This Agreement may be executed in counterpartts and such counterparts evidencing the execution hereof by each of the signatories hereto shall collectively be considered an original hereof.

     17. Further Assurance. Debtors agree to execute such documents and take such other actions as requested by HSBC to effectuate the purposes of this Agreement.

     WHEREFORE, the parties hereto have duly executed this Agreement by their duly authorized officers on and as of the date first above written.


                                           ACCIDENT PREVENTION PLUS, LLC

                                           By: /s/ Steven Wahrman
                                           ----------------------
                                           Steven Wahrman
                                           Manager


                                           HSBC BANK USA (formerly known as
                                                 Marine Midland Bank)


                                           By:
                                           ----------------------
                                           Joseph A. Barberio
                                           Vice President

The undersigned, the Guarantors of the Indeptedness pursuant to the Guaranties, are signing this Forbearance Agreement to evidence their agreement with, and consent to, the terms of this Forbearance Agreement and to acknowledge and agree that all sums payable by any Debtor hereunder shall constitute part of the " Indeptedness" and "Debt" as such terms are defined in the representive Guaranties.

                                       /s/ Steven Wahrman
                                       ------------------------
                                       STEVEN WAHRMAN


                                       /s/ Richard Goodhart
                                       -------------------------
                                       RICHARD GOODHART

STATE OF NEW YORK          )
                           ) SS.:
COUNTY OF SUFFOLK          )

     On the 9th day of August, 2001 before me, the undersigned, personally appeared Steven Wahrman, personally know to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                  /s/ Bernard A. Nathan
                                  ------------------------------
                                  Notary Public


                                         Bernard A. Nathan
                                  Notary Public, State of New York
                                     Qualified in Sufolk County
                                          Reg. #52-4616274
                                  My Commission Expires 01-31-2002


STATE OF NEW YORK          )
                           ) SS.:
COUNTY OF                  )

     On the ___ day of August, 2001 before me, the undersigned, personally appeared Joseph A. Barberio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the insstrument, the individual, or person upon behalf of which the individual acted, executed the instrument.



                                  -------------------------------
                                  Notary Public

STATE OF NEW YORK          )
                           )SS.:
COUNTY OF SUFFOLK          )

     On the 9th day of August, 2001 before me, the undersigned, personally appeared Richard Goodhart, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by this signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                  /s/ Bernard A. Nathan
                                  ---------------------------
                                  Notary Public


                                         Bernard A. Nathan
                                  Notary Public, State of New York
                                     Qualified in Sufolk County
                                          Reg. #52-4616274
                                  My Commission Expires 01-31-2002


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